Q2 2018 Investor Presentation

This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. Investors should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations, including with respect to our pending acquisition of Brand Group Holdings, Inc.; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations as well as changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management’s control. Our management believes the forward-looking statements about us are reasonable. However, investors should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements in this section.

More than 180 banking, lending, wealth management and insurance offices Portfolio Loans* Northern 27% Eastern 25% Western 27% Central 21% Total Deposits* Northern 19% Western Eastern 43% 22% Central 16% *As of March 31, 2018 3

• Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth Focus on Risk • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 4

Financial Highlights Nashville TENNESSEE Assets $3.59 Billion Memphis Gross Loans $2.28 Billion Deposits $2.69 Billion Huntsville Tupelo Atlanta Birmingham GEORGIA ALABAMA Jackson Montgomery MISSISSIPPI Source: SNL Financial 5

Market Expansion Since 2010

2018	**Whole Bank Transaction:**	Brand Group Holdings, Inc.[(1)] | Lawrenceville, GA | Assets: $2.4 billion
2017	**Whole Bank Transaction:** **De novo expansion:**	Metropolitan BancGroup, Inc. | Ridgeland, MS | Assets: $1.2 billion Mobile, AL
2016	**Whole Bank Transaction:**	KeyWorth Bank | Atlanta, GA | Assets: $399 million
2015	**Whole Bank Transaction:**	Heritage Financial Group, Inc. | Albany, GA | Assets: $1.9 billion
2013	**Whole Bank Transaction:** **De novo expansion:**	First M&F Corporation | Kosciusko, MS | Assets: $1.5 billion Bristol, TN | Johnson City, TN
2012	**De novo expansion:**	Maryville, TN | Jonesborough, TN
2011	**FDIC-Assisted Transaction:** **Trust Acquisition:** **De novo expansion:**	American Trust Bank | Roswell, GA | Assets: $145 million RBC (USA) Trust Unit | Birmingham, AL | Assets: $680 million Montgomery, AL | Starkville, MS | Tuscaloosa, AL
2010	**FDIC-Assisted Transaction:** **De novo expansion:**	Crescent Bank and Trust | Jasper, GA | Assets: $1.0 billion Columbus, MS

RENASANT CORPORATION

(1) Announced March 28, 2018

6

Over 180 banking, lending, wealth management and insurance offices Highlights* Assets $10.2 billion Gross Loans $7.7 billion Deposits $8.4 billion *As of March 31, 2018 7

Announced Merger of Renasant Corporation and Brand Group Holdings, Inc. March 28, 2018

Transaction Terms and Multiples Target: . Brand Group Holdings, Inc. (“Brand”) . $453 million aggregate consideration (1)(2) Implied Purchase Price: . $1,447 per Brand common share (1) ‒ Price / Tangible Book Value per Share: 224% . 95% stock / 5% cash (1) ‒ 32.87 RNST shares and $77.50 of cash for each Brand common share, subject to Consideration: adjustment (3) . Tax free transaction for stock component . All in-the-money options to be cashed out at a fixed price of $1,550 at close, subject Options: to adjustment (3) Pro Forma Ownership Split: . 83.5% RNST / 16.5% Brand Additional Related . $54.8 million of Brand’s classified assets to be sold at current book balance . Transactions Prior to Closing: Brand’s mortgage subsidiary divested Management and . Brand’s CEO, Bartow Morgan Jr., appointed Chief Commercial Banking Officer . Board of Directors: One independent Brand director will be appointed to the RNST board Required Approvals: . Customary regulatory approval and Brand shareholder approval Expected Closing: . Third quarter 2018 (1) Based on RNST’s stock price of $41.66 as of 3/27/18, a fixed per share exchange ratio of 32.87x and a per share cash payment of $77.50 (2) Includes the value of options that will be cashed out at closing (3) If classified assets are sold at a discount to current book balance, the purchase price to common holders will be reduced on a dollar for dollar basis based upon the after-tax 9 difference; the option cash-out amount will be adjusted similarly

Transaction Rationale  Strategically Important ‒ Acquisition of 110+ year-old bank with quality core client base • $1.25 billion in transaction-related core deposits ‒ Strengthens RNST’s market presence in the attractive Atlanta MSA to be ranked in the top 10 (1) • 27% of pro forma franchise located in the Atlanta MSA(1) • Atlanta is the 9th largest MSA in the nation and the 2nd largest in the Southeast by population, with ~6 million people ‒ 9 of Brand’s 13 branches(2,) or 97% of deposits, are in Gwinnett County, the 2nd largest county in the Atlanta MSA ‒ Complementary cultures and business model  Financially Attractive ‒ Double digit EPS accretion, once cost savings are fully realized (3) ‒ Mid single digit initial dilution to tangible book value; earned back within 3 years (4) ‒ Estimated IRR exceeds 20% ‒ Cost savings assumption based on market overlap and past acquisition experience ‒ Pro forma regulatory capital ratios remain above “well capitalized” guidelines (4) ‒ Pro forma C&D and CRE concentrations remain below regulatory recommended thresholds (4)  Lower Risk Opportunity ‒ In-market transaction ‒ Extensive due diligence process completed • ~77% of non-classified loans by book balance greater than $5 million reviewed • 100% of classified assets reviewed ‒ Manageable asset size and branch network ‒ Essentially all classified assets excluded from transaction ‒ Key members of Brand management to remain with RNST ‒ Track record of 7 successfully integrated acquisitions over the last 10 years Source: SNL Financial Demographic data as of 6/30/17; financial data as of 12/31/17 (1) Based on 6/30/17 deposits (2) Includes BrandExpress branches (3) Excludes one-time merger related expenses 10 (4) Includes one-time merger related expenses

Atlanta – The Southeast's Most Attractive MSA

Brand's Strategic Branch Footprint



Pickens
Dawson
Hall
Bartow
Cherokee
Forsyth
Fulton
Barrow
Paulding
Cobb
Gwinnett
Haralson
DeKalb
Walton
Douglas
Fulton
Rockdale
Carroll
Newton
Morgan
Clayton
Henry
Fayette
Coweta
Butts
Jasper
Heard
Spalding
Meriwether
Pike
Lamar
Monroe
Brand Branches (8)
BrandExpress Branches (5)
Counties >200,000 pop.

Atlanta MSA Highlights

- 2nd largest MSA in the Southeast by population at ~6mm
  - 9th largest in the U.S.
- Largest MSA in the Southeast by GDP at ~$300bn
  - 8th largest in the U.S.
- Highest concentration of Fortune 500 companies (15) in the Southeast
  - 3rd highest in U.S.
- 2nd wealthiest MSA in Southeast by household income at $65 thousand
- World's busiest airport for 17 years running
  - 80% of U.S. population within a 2-hour flight

Atlanta MSA Community & Regional Independent Banks (1)

Rank	Institution	Assets ($bn)	% ATL (2)	ATL DMS Rank (3)
1	Landmark Bancshares, Inc.	$0.5	100 %	25
2	**Brand Group Holdings, Inc.**	**2.3**	**97**	**12**
3	United Bank Corp.	1.3	84	17
4	Fidelity Southern Corp.	4.6	78	8
5	MetroCity Bankshares, Inc.	1.1	77	21
6	Piedmont Bancorp, Inc.	0.8	75	24
7	Atlantic Capital Bancshares, Inc.	2.7	74	13
8	Charter Financial Corp.	1.4	53	23
9	State Bank Financial Corp.	5.2	30	16

Top Tier Demographics



'18 – '23 Pop. Growth
3.5%
5.0%
6.5%
7.4%
US
Georgia
Atlanta
Gwinnett County



2023 Proj. Median HHI
$61,045
$56,017
$65,167
$73,600
US
Georgia
Atlanta
Gwinnett County

RENASANT CORPORATION

Source: SNL Financial, www.ATL.com
Financial data as of 12/31/17; demographic and deposit market share data as of 6/30/17; pro forma for announced transactions

(1) Includes banks with total assets between $500 million and $10 billion and more than $500 million of deposits in the Atlanta MSA; excludes merger targets at the time of Brand merger announcement
(2) Indicates percentage of total deposits held in Atlanta MSA; table is ranked by this category
(3) Ranking of deposit market share of all institutions with deposits in the Atlanta MSA

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Our Pro Forma Atlanta Franchise

Atlanta MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$19,950	20.5 %	182
2	Bank of America Corp.	17,014	17.5	131
3	SunTrust Banks Inc.	10,082	10.4	155
4	BB&T Corp.	5,674	5.8	78
5	Synovus Financial Corp.	4,912	5.1	42
6	JPMorgan Chase & Co.	4,352	4.5	79
7	Regions Financial Corp.	3,690	3.8	65
8	Fidelity Southern Corp.	3,062	3.2	46
9	PNC Financial Services Group Inc.	2,801	2.9	66
	Pro Forma	**2,740**	**2.8**	**25**
10	Bank of the Ozarks	2,636	2.7	38
12	Brand Group Holdings Inc.	1,840	1.9	7
18	Renasant Corp.	901	0.9	18

Gwinnett County Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$3,179	19.8 %	30
2	Bank of America Corp.	2,660	16.5	24
	Pro Forma	**1,959**	**12.2**	**9**
3	SunTrust Banks Inc.	1,955	12.2	23
4	Brand Group Holdings Inc.	1,840	11.4	7
5	BB&T Corp.	956	5.9	12
6	East West Bancorp Inc.	634	3.9	1
7	JPMorgan Chase & Co.	621	3.9	13
8	Piedmont Bancorp Inc.	402	2.5	3
9	United Community Banks Inc.	389	2.4	3
10	PNC Financial Services Group Inc.	346	2.2	12
21	Renasant Corp.	119	0.7	2

Pro Forma Atlanta MSA Branch Footprint (1)



Pickens
Dawson
Cherokee
Bartow
Forsyth
Hall
Barrow
Gwinnett
Cobb
Paulding
Haralson
DeKalb
Walton
Douglas
Atlanta
Rockdale
Morgan
Fulton
Clayton
Carroll
Newton
Henry
Coweta
Fayette
Heard
Butts
Jasper
Spalding
Pike
Lamar
Meriwether
Monroe
75
85
20
RNST Branches
Brand Branches
BrandExpress Branches

- ***Market Overlap:*** 1 traditional Brand branch, or 13%, is within 1 mile of an existing RNST branch; 2 traditional Brand branches, or 25%, are within 5 miles

RENASANT CORPORATION

Source: SNL Financial
Deposit data as of 6/30/17; pro forma for announced transactions
Excludes branches with deposits greater than $1.5 billion
(1) Hall county not within Atlanta MSA; included to show full Brand footprint

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Financial Impact of the Transaction

Assumptions

- Cost Savings
  - 35% of total noninterest expense (50% realization rate in 2018; 100% in 2019 and thereafter)
- Pre-Tax Merger Expenses
  - $42 million
- Fair Market Value Adjustments:
  - Loan Mark: $21 million
  - Other Net Asset / Liability Marks: $7 million
- Core Deposit Intangible
  - 2.0% of transaction accounts, 10 year amortization
- Assumes reduction in Brand's future interchange income (crossing $10 billion asset threshold by year-end 2018)
- Estimated closing in 3Q 2018

Attractive Returns

- Double digit EPS accretion expected, once cost savings are fully realized
- Mid single digit dilution to tangible book value per share at closing, earned back within 3.0 years
- Estimated IRR exceeds 20%
- Pro forma C&D and CRE concentrations remain below regulatory recommended thresholds

Pro Forma Capital

- Pro forma capital ratios are expected to remain well in excess of "well capitalized" minimums at close
- Pro forma TCE / TA of approximately 8.9% at close

RENASANT CORPORATION

13

Our Pro Forma Company Pro Forma Footprint Pro Forma Financial Highlights Johnson City Assets $12.2 bn Knoxville 40 (1) 40 Nashville Loans 9.5 TENNESSEE Deposits 9.8 Memphis 65 24 Huntsville Branches 162 75 Loans / Deposits 96.5 % Tupelo 20 (2) Birmingham Market Cap $2.5 bn Atlanta Augusta 20 Auburn Macon Pro Forma Deposits by State Jackson GEORGIA Savannah Georgia Montgomery 36% 59 75 65 Albany MISSISSIPPI ALABAMA 55 10 Mississippi FLORIDA 10 36% RNST Branches Gainesville Brand Branches 95 Ocala BrandExpress Branches Tennessee Florida 15% 2% Alabama 10% Source: SNL Financial Data as of 12/31/17; deposits by state as of 6/30/17; excludes purchase accounting adjustments Note: Chart does not total 100% due to rounding 14 (1) Excludes loans held for sale (2) Market cap calculated using RNST’s price of $41.66, as of 3/27/18

• Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth Focus on Risk • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 15

• Reduced balance sheet to $10,000 manage assets below $10 billion at December 31, 2017 • Deleverage strategy included: $8,000 • Reduction of $479 million in investment securities • $6,000 Reduction of $99 million in mortgage loans held for sale $4,000 • Purchased $318 million of investment securities in 1Q18 $2,000 $0 Total Assets Deposits ($ in millions) 16

Diluted Earnings Per Share* $3.00Earnings Per Share $0.80 0.70 $0.70 $2.50 $2.42 0.64 $2.31 $0.61 0.62 $0.59 $0.59 $0.59 $2.10 $0.60 $0.54 $0.55 $2.00 $1.89 $0.50 $1.50 $1.38 $0.40 $1.09 $0.30 $1.00 $0.20 $0.50 $0.10 $0.00 $0.00 2012 2013 2014 2015 2016 2017 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 *Diluted earnings per share excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slide 44 for reconciliation of Non-GAAP disclosure to GAAP.

Enhanced Profitability Return on Assets* Return on Tangible Equity* 1.60% 18.00% 16.37% 16.34% 16.10% 16.23% 1.39% 16.00% 1.40% 14.48% 1.20% 14.00% 1.20% 1.15% 1.10% 12.17% 1.03% 12.00% 1.00% 10.00% 9.40% 0.80% 0.80% 0.66% 8.00% 0.60% 6.00% 0.40% 4.00% 0.20% 2.00% 0.00% 0.00% 2012 2013 2014 2015 2016 2017 1Q18 2012 2013 2014 2015 2016 2017 1Q18 *Return on assets and return on tangible equity each excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slides 45 and 46 for reconciliations of these non-GAAP disclosures to GAAP.

$8,000,000 $7,000,000 • Loans not purchased increased $242 million, or 17% annualized, $6,000,000 during 1Q18 $5,000,000 • Net loan growth totaled $78 $4,000,000 million during 1Q18 • $3,000,000 Company maintains strong pipelines throughout all $2,000,000 markets which will continue to $1,000,000 drive further loan growth $0 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ($ in thousands) Not Purchased Purchased Covered Purchased ($ in millions) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Not $2,886 $3,268 $3,830 $4,075 $4,292 $4,526 $4,714 $4,834 $5,059 $5,294 $5,588 $5,830 Purchased Purchased $182 $143 $93 $45 $42 $30 - - - - - - Covered* Purchased Not $813 $577 $1,490 $1,453 $1,631 $1,549 $1,489 $1,402 $1,312 $2,155 $2,032 $1,868 Covered Total Loans $3,881 $3,988 $5,413 $5,573 $5,965 $6,105 $6,203 $6,236 $6,371 $7,449 $7,620 $7,698 *Covered loans are subject to loss-share agreements with FDIC. Loss-share agreements with FDIC were terminated in 4Q16. 19

. At March 31, 2018, loans totaled $7.7 billion  76% Not Purchased  24% Purchased Non Owner Occupied 25% Owner Occupied 18% C&I 14% 1-4 Family Consumer 31% 2% Const Land Dev 8% 2% 20

C&D and CRE Loan Concentration Levels Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) ADC Loans as a Percentage of CRE Loans (Construction & Perm) as a Risk Based Capital Percentage of Risk Based Capital 100% 300% 91% 277% 265% 267% 87% 258% 82% 83% 82% 251% 81% 80% 80% 250% 242% 244% 244% 80% 76% 231% 227% 230% 69% 66% 200% 60% 150% 40% 100% 20% 50% 0% 0% 21

$9,000,000 2.00% $8,000,000 1.80% $7,000,000 1.60% 1.40% $6,000,000 ) 1.20% $5,000,000 1.00% $4,000,000 0.80% $3,000,000 0.60% ($ in thousands ($ $2,000,000 0.40% $1,000,000 0.20% $- 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Total Deposits Cost of Deposits Fed Funds $2,000,000 Non Interest Bearing Demand Deposits $1,800,000 1Q 2018 $1,600,000 Non Interest $1,400,000 DDA $1,200,000 22% Other Int Bearing Borrowed $1,000,000 Accts Funds 3% $800,000 54% $600,000 Time Deposits $400,000 21% $200,000 $- Cost of Funds ($ in thousands) .53% 22

6.00% 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% Margin Yield/Cost 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Yield on Earning Assets Cost of Funds Margin ($ in thousands) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Net Interest $157,133 $202,482 $72,351 $70,054 $77,157 $75,731 $78,049 $74,015 $79,603 $90,017 $93,262 $89,240 Income Net Interest 3.96% 4.12% 4.33% 4.21% 4.29% 4.15% 4.24% 4.01% 4.27% 4.08% 4.25% 4.20% Margin Yield on 4.53% 4.59% 4.65% 4.57% 4.66% 4.54% 4.66% 4.43% 4.68% 4.55% 4.75% 4.72% Earning Assets Cost of Funds 0.57% 0.47% 0.32% 0.37% 0.38% 0.40% 0.42% 0.43% 0.43% 0.49% 0.52% 0.53% 23

• Diversified sources of noninterest income ($ in thousands) Non Interest Income* • $45,000 Opportunities for growing Non Interest Income  $40,000 Expansion of Trust Division Wealth Management $35,000 services into larger, metropolitan markets $30,000  $25,000 Expansions within our de novo operations  $20,000 Expansion of the Mortgage Division within new $15,000 markets $10,000  $5,000 Preserved debit card revenue in 2018 by $- deleveraging the balance sheet below $10B in assets in 4Q17 1Q08 Svc Chgs 1Q18 Svc Chgs $14M* 39% $34M* 6% Insurance 25% Insurance 6% Mtg Inc Mtg Inc 32% 12% 11% Wealth Mgmt 10% Wealth Mgmt 5% Fees & Comm Fees & Comm 17% 10% 27% Other Other *Non interest income excludes gains from securities transactions. See slide 43 for reconciliation of Non-GAAP disclosure to GAAP 24

90.00% • Continued focus on managing 85.00% noninterest expenses and 80.00% improving efficiency • Provided resources for eight 75.00% de novo expansions since 2011 70.00% • Fluctuations in mortgage loan 65.00% expense driven by higher mortgage production 60.00% 55.00% 50.00% 45.00% 40.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income. Note: See slides 41 and 42 for reconciliation of Non-GAAP disclosure to GAAP 25

• Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth Focus on Risk • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 26

2.50% . Not purchased NPAs are now below pre-credit cycle levels . 2.00% Loss-share agreements with FDIC were terminated in 4Q 2016 1.50% 1.00% Not Purchased Purchased Not Covered 0.50% NPL’s $13.0M $9.9M ORE $4.8M $9.8M 0.00% Total NPA’s $17.8M $19.7M Not Purchased Purchased Covered Purchased Not Covered As a percentage of total assets 27

$6,000 400% • Net charge-offs: 350% $5,000 • 8 bps in 1Q18 300% $4,000 • Provision for loan losses: 250% • $3,000 200% $1.75 million in 1Q18 150% ($ inthousands) ($ $2,000 100% $1,000 50% $- 0% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* Allowance for Loan Losses as % of Non-Purchased Loans* 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1.65% 1.29% 1.11% 1.05% 1.03% 1.01% 0.91% 0.89% 0.87% 0.84% 0.83% .80% *Ratios excludes loans and assets purchased in connection with recent acquisitions or loss share transactions. 28

Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* $25,000 $20,000 NPLs 30-89 $15,000 Days ($ in thousands) ($ $10,000 $5,000 $0 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 *Amounts exclude loans and assets purchased in connection with recent acquisitions or loss-share transactions. • NPL’s to total loans were 0.22% as of March 31, 2018 29

• Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth Focus on Risk • Enhance credit process, policies and personnel • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 30

• 10.50% Tangible Common Equity Ratio* Maintained dividend throughout economic downturn • Increased quarterly dividend three times since 2Q16 9.50% • Regulatory capital ratios are well above the minimum 8.50% for well-capitalized classification 7.50% • Capital level positions the Company for future growth and geographic expansion 6.50% • Proactive capital plan: 5.50% • Raised $98.2M of subordinated notes in 3Q 2016 4.50% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 • Raised $84.1M of common equity in 4Q 2016 Renasant Capital 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Tangible Common 6.64% 7.52% 7.54% 7.52% 7.80% 8.03% 9.00% 9.16% 9.31% 9.03% 9.56% 9.36% Equity* Leverage 8.68% 9.53% 9.16% 9.19% 9.18% 9.38% 10.59% 10.39% 10.68% 10.05% 10.18% 10.61% Tier 1 Risk 11.41% 12.45% 11.51% 11.38% 11.56% 11.57% 12.86% 12.93% 12.86% 12.26% 12.39% 12.41% Based Total Risk 12.58% 13.54% 12.32% 12.17% 12.31% 13.84% 15.03% 15.11% 15.00% 14.30% 14.46% 14.44% Based Tier 1 Common N/A N/A 9.99% 9.88% 10.13% 10.16% 11.47% 11.69% 11.65% 11.21% 11.34% 11.38% Equity 31 * Excludes intangible assets. See slide 40 for reconciliation of Non-GAAP disclosure to GAAP

Consistent and Strong Dividend Dividends Per Share – Annual Payout Dividends Per Share – Quarterly Payout $0.80 $0.20 $0.70 $0.18 $0.16 $0.60 $0.14 $0.50 $0.12 $0.40 $0.10 $0.30 $0.08 $0.06 $0.20 $0.04 $0.10 $0.02 $0.00 $0.00 32

. $10.2B franchise well positioned in attractive markets in the Southeast . Merger with Brand Group Holdings, Inc. will add $2.4B in assets, $1.9M in deposits and $1.9M in loans on the acquisition date . Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business . Opportunity for further profitability improvement . Organic loan growth . Core deposit growth . Revenue growth . Declining credit costs . Strong capital position . Consistent dividend payment history 33

Appendix 34

Alabama – Central Region

- Mazda and Toyota announced $1.6 billion investment creating up to 4,000 jobs by 2021
- Ranked #6 on the Area Development Top States for Doing Business 2016
- Honda, Hyundai, Mercedes-Benz and Toyota increasingly large presence
- Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS) in July 2015 added approximately $90.0 million in loans, $141 million in deposits and 9 branches
- Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017
- 2nd largest research and technology park in the U.S
  - ✓ More than $1.4 billion in aerospace equipment exported in 2016
  - ✓ More than $8.4 billion in Department of Defense contracts

Alabama Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$22,678	22.6 %	221
2	Banco Bilbao Vizcaya Argentaria SA	13,843	13.8	89
3	Wells Fargo & Co.	8,824	8.8	128
4	ServisFirst Bancshares Inc.	4,390	4.4	11
5	Synovus Financial Corp.	4,230	4.2	37
6	BB&T Corp.	3,889	3.9	82
7	PNC Financial Services Group Inc.	3,215	3.2	67
8	Cadence Bancorp.	2,791	2.8	26
9	Trustmark Corp.	1,598	1.6	44
10	Bryant Bank	1,271	1.3	15
16	Renasant Corp.	993	1.0	19
	Total Market	100,324	100.0	1,492

Deposit Market Share by County – Top 5 Presence in 4 of 10 counties



20.0%
15.0%
10.0%
5.0%
0.0%
17.5%
6.2%
0.4%
1.6%
1.0%
6.8%
12.0%
1.1%
0.6%
0.0%
Morgan
Shelby
Jefferson
Madison
Montgomery
Talladega
Chambers
Tuscaloosa
Lee
Mobile
Deposit Market Share Rank
2
5
16
13
12
5
3
14
16
21



Decatur
Huntsville
Birmingham
Tuscaloosa
ALABAMA
Montgomery
Dothan
Mobile
RNST Branches



RENASANT CORPORATION

Source: SNL Financial
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/17

35

. Entered the Florida market through the acquisition of HBOS.  Moved into FL with 6 full-services branches along I-75 FloridaFlorida Deposit Deposit Market Market Share Share . Opened Mortgage Production Offices in Destin and Jacksonville in Q1 Deposits Market 2017 Rank Institution ($mm) Share Branches 1 Bank of America Corp. $108,279 19.8% 563 . Florida would have the 19th largest economy in the world, if it were a 2 Wells Fargo & Co. 79,721 14.6 621 3 SunTrust Banks Inc. 49,105 9.0 441 country 4 JPMorgan Chase & Co. 32,882 6.0 399 5 Citigroup Inc. 19,525 3.6 55 . Publix Super Markets, Southern Wine & Spirits, Royal Caribbean Cruise, 6 TIAA Board of Overseers 19,290 3.5 12 7 Regions Financial Corp. 18,994 3.5 323 Darden Restaurants, CSX, and JM Family Enterprises are all 8 BB&T Corp. 18,041 3.3 311 headquartered in Florida 9 BankUnited Inc. 14,697 2.7 89 10 Toronto-Dominion Bank 12,714 2.3 152 . Florida projected population growth is approximately 6.7% compared to 113 Renasant Corp. 238 0.0 6 Total Market 545,627 100.0 5,099 the national average of 3.8% Deposit Market Share by County 4.0% 3.0% 2.2% 2.2% 2.0% 2.0% RNST Branches 1.0% 0.0% Deposit Marion Market Alachua Share Columbia Rank 11 9 6 Source: SNL Financial Deposit data as of 6/30/17 36

Georgia – Eastern Region

- Entered the North GA market through two FDIC loss share transactions
  - ✓ 12 full-service locations
  - ✓ Expanded services include mortgage and wealth management personnel
- Grew GA presence by completing acquisition of HBOS
  - ✓ Added 20 full-service branches and 4 mortgage offices
  - ✓ Significantly ramps up our mortgage division
- Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets) in April 2016
  - ✓ Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches
- Asset based lending division headquartered in Atlanta

Georgia Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	SunTrust Banks Inc.	$54,262	22.9 %	230
2	Wells Fargo & Co.	36,811	15.5	265
3	Bank of America Corp.	35,762	15.1	170
4	Synovus Financial Corp.	14,687	6.2	115
5	BB&T Corp.	11,995	5.1	147
6	Regions Financial Corp.	6,425	2.7	121
7	United Community Banks Inc.	5,773	2.4	65
8	JPMorgan Chase & Co.	4,390	1.9	82
9	Bank of the Ozarks	3,995	1.7	67
10	State Bank Financial Corp.	3,514	1.5	32
16	Renasant Corp.	1,780	0.8	37
	Total Market	236,981	100.0	2,323

Deposit Market Share by County – Top 5 Presence in 10 of 22 counties



32.0%
24.0%
16.0%
8.0%
0.0%
Fulton 0.3%
Dougherty 19.8%
Cherokee 4.7%
Bulloch 11.8%
Effingham 26.9%
Gwinnett 0.7%
Forsyth 2.5%
Pickens 13.6%
Bartow 7.2%
Bibb 2.0%
Jeff Davis 27.8%
Lowndes 2.5%
Lee 11.2%
DeKalb 0.4%
Cook 16.8%
Chatham 0.5%
Appling 11.5%
Tattnall 8.9%
Worth 14.8%
Troup 1.1%
Cobb 0.0%
Muscogee 0.1%
Deposit Market Share Rank
14 1 7 4 2 21 12 3 8 9 2 12 4 20 3 17 5 4 4 11 24 13



RNST Branches
Dalton
Rome
Gainesville
Athens
Atlanta
Augusta
LaGrange
Macon
Columbus
GEORGIA
Savannah
Hinesville
Albany
Valdosta
75
20
16

RENASANT CORPORATION

Source: SNL Financial
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/17

37

. Increased presence in Mississippi with the recent acquisition of Metropolitan BancGroup, Inc., which Mississippi Deposit Market Share closed 7/1/17 Deposits Market  Added 4-full service branches Rank Institution ($mm) Share Branches 1 Trustmark Corp. $7,127 13.4% 122 2 Regions Financial Corp. 7,085 13.4 127 . 3 BancorpSouth Inc. 5,746 10.8 97 Columbus Air Force Base trains 1/3 of the nation’s pilots, with an economic impact of $250 million 4 Renasant Corp. 3,692 7.0 75 5 Hancock Holding Co. 3,126 5.9 39 . 6 Community Bancshares of Mississippi Inc. 2,278 4.3 35 Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with 7 BancPlus Corp. 2,155 4.1 56 8 Citizens National Banc Corp. 1,157 2.2 26 9 Planters Holding Co. 909 1.7 19 an initial investment of $300 million and potentially more than $1 billion. 10 First Bancshares Inc. 885 1.7 17 Total Market 53,035 100.0 1,140 . In Blue Springs, MS, Toyota Motor Corp. announced a $170 million plant expansion, which will add 400 jobs. . City of Tupelo/Lee County Hosts one of the largest furniture markets in the U.S. Home to one of the largest rubber / tire producers in the country Deposit Market Share by County – Top 5 Presence in 24 of 28 counties 60.0% 47.9% 46.9% 46.5% 45.0% 29.1% 29.6% 30.4% 26.6% 26.8% 26.5% 30.0% 23.1% 21.3% 21.6% 16.5% 11.3% 15.0% 12.0% 11.1% 10.3% 9.1% 8.8% 10.8% 8.3% 8.7% 7.4% 8.6% 5.8% 4.2% 4.9% 0.6% 0.0% Lee Clay Attala Hinds Union Panola Alcorn Desoto Rankin Bolivar Copiah Holmes Monroe Prentiss Winston Calhoun Grenada Madison Neshoba Pontotoc Choctaw Lowndes Lafayette Oktibbeha Yalobusha Deposit Chickasaw Tishomingo Market Montgomery Share 1 5 1 4 1 7 1 4 2 2 5 3 3 2 2 3 5 2 3 4 2 6 10 4 3 6 3 4 Rank RNST Branches Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17 38

Tennessee – Northern Region

- Our Tennessee Operations
  - ✓ The Knoxville/Maryville MSA location opened in late Q2 '12
  - ✓ East Tennessee operations currently have 4 full-service branches, $293 million in loans and $139 million in deposits
  - ✓ Metropolitan acquisition added two branches in each of Memphis and Nashville
  - ✓ New Healthcare Lending Group added in Nashville during 2015
- Tennessee ranked 4th best state to do business, per Area Development magazine
  - ✓ Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength
  - ✓ Unemployment rate continues to improve declining to 3.4% from 10.4% in January 2010, down 1.6% since last November

Tennessee Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$22,935	15.5 %	202
2	Regions Financial Corp.	18,659	12.6	223
3	SunTrust Banks Inc.	13,651	9.3	127
4	Bank of America Corp.	11,459	7.8	58
5	Pinnacle Financial Partners Inc.	9,659	6.6	46
6	FB Financial Corp.	3,567	2.4	69
7	U.S. Bancorp	3,221	2.2	103
8	Franklin Financial Network Inc.	2,878	2.0	14
9	BB&T Corp.	2,713	1.8	47
10	Wilson Bank Holding Co.	2,022	1.4	27
15	Renasant Corp.	1,522	1.0	22
	Total Market	147,560	100.0	2,116

Deposit Market Share by County – Top 5 Presence in 2 of 8 counties



12.0%
9.0%
6.0%
3.0%
0.0%
3.7%
1.1%
0.8%
2.7%
2.2%
1.2%
11.1%
0.5%
Shelby
Davidson
Williamson
Blount
Washington
Sumner
Crockett
Sullivan
Deposit Market Share Rank
5
12
17
8
11
16
3
12

- In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs
- #1 single-family housing market in the country
  - ✓ Housing prices appreciated 8% in the last year, and 23.3% in the last 3 years
- The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
  - ✓ Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store
- Fortune 500 company, Royal Phillips to expand in Tennessee, creating nearly 1,000 jobs in Nashville and Franklin



Clarksville
Nashville
Murfreesboro
Jackson
TENNESSEE
Memphis
Chattanooga
Morristown
Knoxville
Johnson City
40
24
75
RNST Branches

RENASANT CORPORATION

Source: SNL Financial
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/17

39

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 40

Reconciliation of Non-GAAP Disclosures Efficiency Ratio 41

Reconciliation of Non-GAAP Disclosures Efficiency Ratio (Excluding Mortgage) 42

Reconciliation of Non-GAAP Disclosures Non Interest Income 43

Reconciliation of Non-GAAP Disclosures Diluted Earnings Per Share 44

Reconciliation of Non-GAAP Disclosures Return on Assets 45

Reconciliation of Non-GAAP Disclosures Return on Tangible Equity 46

With respect to the proposed merger of Brand into Renasant, Renasant intends to file a registration statement on Form S-4 that will include a proxy statement for Brand and a prospectus of Renasant, and Renasant will file relevant documents concerning the proposed merger with the Securities and Exchange Commission (the “SEC”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, BRAND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, BRAND AND THE PROPOSED MERGER. When available, the proxy statement/prospectus will be mailed to shareholders of Brand. Investors will also be able to obtain copies of the proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial and Operating Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. 47

E. Robinson McGraw Chairman of the Board and Executive Chairman 209 TROY STREET TUPELO, MS 38804-4827 C. Mitchell Waycaster PHONE: 1-800-680-1601 President and Chief Executive Officer FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM Kevin D. Chapman WWW.RENASANTBANK.COM Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer 48